Exhibit 4.1 Transfer Restricted - See Reverse Side Hereof Number Shares INCORPORATED UNDER THE LAWS OF THE State of Delaware Series E Convertible Non-Redeemable Preferred Stock $0.001 Par Value Per Share This Certifies that is the registered holder of shares of Series E Convertible Non-Redeemable Preferred Stock of Kala Pharmaceuticals, Inc. transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrendering of this Certificate properly endorsed. In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed. Dated as of President Secretary Kala Pharmaceuticals, Inc. **XXXX** **PE-X**

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. THE COMPANY AND ITS TRANSFER AGENT SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND THE TRANSFER AGENT THAT SUCH REGISTRATION IS NOT REQUIRED. NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. FOR VALUE RECEIVED, the undersigned,__________________________________, hereby sell(s), assign(s) and transfer(s) unto ____________________________ , _____________________Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises. Dated: In the Presence Of: